SUPPLEMENT DATED AUGUST 25, 2009
TO THE CLASS R-4 PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009
(As Supplemented on March 20, 2009 and June 19, 2009)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

MANAGEMENT OF THE FUNDS
The Manager

The Sub-Advisors

Spectrum Asset Management, Inc. (“Spectrum”) – Nationwide version
Effective July 1, 2009, Mark A. Lieb became a portfolio manager for the Bond & Mortgage Securities Fund. The day-to day portfolio management is shared by three portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Mark A. Lieb. Mr. Lieb, Executive Director and Co-Chief Executive Officer for Spectrum, founded Spectrum in 1987.
He earned a BA in Economics from Central Connecticut State University and an MBA in Finance from the University of
Hartford.